INTANGIBLES ASSETS	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLES ASSETS	INTANGIBLE ASSETS
Impairment review
Impairment tests of goodwill and intangible assets with indefinite useful lives, such as trademarks, are performed when management has identified indications of impairment or at least once a year when business plans for the next strategic planning horizon are approved by management.
Goodwill is monitored by management at the Cash Generating Unit (“CGU”) level, the level at which it and other intangible assets with indefinite lives are tested for impairment. The Company’s CGUs are the following: Winter Sports Equipment, Salomon, Arc’teryx, Ball & Racquet Sports, and Peak Performance.
Management has considered whether any impairment indicators existed at the reporting date, and has concluded that the carrying amounts of goodwill and intangible assets with indefinite useful lives are fully recoverable as of June 30, 2026.